                                                                     EXHIBIT 15

           THE TRAVELERS SEPARATE ACCOUNT NINE FOR VARIABLE ANNUITIES

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS:

           That I, MICHAEL A. CARPENTER of Greenwich, Connecticut, Director and Chairman of the Board of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Separate Account Nine for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

            IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June 1999.

                                          /s/ Michael A. Carpenter
                                          Director and Chairman of the Board
                                          The Travelers Insurance Company

           THE TRAVELERS SEPARATE ACCOUNT NINE FOR VARIABLE ANNUITIES

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS:

            That I, J. ERIC DANIELS of Farmington, Connecticut, Director, President and Chief Executive Officer of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Separate Account Nine for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

            IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June 1999.

                                /s/ J. Eric Daniels
                                Director, President and Chief Executive Officer The Travelers Insurance Company

           THE TRAVELERS SEPARATE ACCOUNT NINE FOR VARIABLE ANNUITIES

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS:

            That I, JAY S. BENET of West Hartford, Connecticut, a director, Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Controller of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Separate Account Nine for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

            IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June 1999.

                                    /s/ Jay S. Benet
                                    Director, Senior Vice President,
                                    Chief Financial Officer
                                    Chief Accounting Officer and Controller
                                    The Travelers Insurance Company

           THE TRAVELERS SEPARATE ACCOUNT NINE FOR VARIABLE ANNUITIES

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS:

            That I, GEORGE C. KOKULIS of Simsbury. Connecticut, a director and Senior Vice President of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Separate Account Nine for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

            IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June 1999.

                                         /s/ George C. Kokulis
                                         Director and Senior Vice President
                                         The Travelers Insurance Company

           THE TRAVELERS SEPARATE ACCOUNT NINE FOR VARIABLE ANNUITIES

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS:

            That I, ROBERT I. LIPP of Scarsdale, New York, a director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN
A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Separate Account Nine for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

            IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June 1999.

                                             /s/ Robert I. Lipp
                                             Director
                                             The Travelers Insurance Company

           THE TRAVELERS SEPARATE ACCOUNT NINE FOR VARIABLE ANNUITIES

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS:

            That I, KATHERINE M. SULLIVAN of Longmeadow, Massachusetts, a director, Senior Vice President and General Counsel of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST
J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Separate Account Nine for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

            IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June 1999.

                                        /s/ Katherine M. Sullivan
                                        Director, Senior Vice President and
                                        General Counsel
                                        The Travelers Insurance Company

           THE TRAVELERS SEPARATE ACCOUNT NINE FOR VARIABLE ANNUITIES

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS:

            That I, MARC P. WEILL of New York, New York, a director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN
A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Separate Account Nine for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

            IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June 1999.

                                    /s/ Marc P. Weill
                                    Director
                                    The Travelers Insurance Company